UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0060
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 8, 2017

DOYEN ELEMENTS, INC.

(Exact name of registrant as specified in its charter)

Nevada	024-10707	47-5326352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20511 Abbey Drive Frankfort, Illinois	60423
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (800) 511-5925

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [  ]

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and which describe the Company’s future plans, strategies, and expectations, are generally identifiable by use of the words “may”, “will”, “should”, “expect”, “anticipate”, estimate”, “believe”, “intend” or “project”, or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass. The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

ITEM 8.01. OTHER EVENTS.

On September 8, 2017, the Company entered into an OTCQB/OTCQX Advisory Agreement with MCAP, LLC, (“MCAP”) a registered Broker-Dealer and Member of the Financial Industry Regulatory Authority (FINRA). Pursuant to this Agreement, MCAP will advise and assist the Company with its application to list it’s Common Stock for public trading on either the OTCQB or OTCQX markets, and to act as the Company’s Sponsor to initiate quoting the Company’s Common Stock on the OTCQB/ OTCQX Markets. For its services, MCAP will be compensated by the Company up to a maximum of $25,000, in accordance with the “bona fide services” provision of FINRA Rule 5250.

On the same date, the Company entered into a separate Agreement with MCAP pursuant to which MCAP agreed to file on behalf of the Company a Form 211 Application with FINRA. MCAP does not charge any fee with respect to filing the Form 211, but it has agreed to act as the Company’s “Designated Advisor for Disclosure” with respect to the Company’s proposed OTCQX listing, which will be part of the bona-fide services for which MCAP will be compensated by the Company.

In addition a CUSIP number was assigned to the Company’s Class A Common Stock on September 7, 2017. The new CUSIP number for the Company’s Class A Common Stock is 26122P 102, and ISIN number is US26122P1021.

Item 9.01 EXHIBITS.

The Agreements described herein have been annexed to this Current Report as Exhibits 99.1 and 99.2.

99.1	MCAP Advisory Agreement dated September 8, 2017
99.2	MCAP Form 211 Filing Agreement dated September 8, 2017

In addition CUSIP numbers were assigned to the Company’s Class A Common Stock. The new CUSIP number for the Company’s Class A Common Stock is 05491N104.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: SEPTEMBER 12, 2017

DOYEN ELEMENTS, INC. [Registrant]
By:	/s/ Geoff Thompson
Geoff Thompson, Chairman, Chief Executive Officer and President